                                SECURITY CAPITAL



                                     [PHOTO]



                           EUROPEAN REAL ESTATE SHARES
                             2001 SEMIANNUAL REPORT



                                     [LOGO]
                                SECURITY CAPITAL

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     SECURITY CAPITAL
     EUROPEAN REAL ESTATE SHARES
--------------------------------------------------------------------------------

     Security Capital European Real Estate Shares is a highly focused, no-load mutual fund that seeks to provide shareholders with above-average total returns, including current income and capital appreciation, primarily through investments in equity securities of publicly traded real estate companies organized principally in European countries. The long-term objective of the Fund is to achieve top-quartile total returns, as compared with other mutual funds that invest in publicly traded real estate companies organized principally in European countries, by integrating in-depth proprietary real estate market research with sophisticated capital markets research and modeling techniques.

     TO OUR SHAREHOLDERS
--------------------------------------------------------------------------------

     Security Capital European Real Estate Shares ("SC-European Real Estate Shares") generated a total return of -1.0% for the six months ended June 30, 2001, as compared to -1.9% for its benchmark, the Salomon Smith Barney European Property Index. SC-European Real Estate Shares considerably outperformed the MSCI Europe (a pan-European diversified equity index comprising approximately 100 stocks in 15 European countries, comparable to the S&P 500 in the United States) by over 1600 basis points. The performance of European real estate securities was solid for the first six months of 2001 and in Euro terms, the benchmark returned 8.0% since the beginning of the year. But the Euro continued its weakness versus the U.S. Dollar in 2001. During the first six months, the Euro lost 1000 basis points versus the U.S. Dollar.

     The main contributor to our outperformance during the first six months was our strong overweight in the Finish company Sponda. After trading at exceptionally high 50+% discounts to net asset value ("NAV") over the last 18 months, the stock returned over 30% in local currency, making it the best performing stock in our universe. Additionally, our overweight in Germany, Spain and The Netherlands contributed to the performance. Affecting the performance of the Fund negatively was our overweight in Swedish securities and our underweight in Norway, Denmark and Portugal. From a sector selection perspective our shift away from development and value-added oriented office companies towards a more balanced portfolio with increased exposure to more recession resistant sectors such as retail and residential stocks proved well-timed. Another investment theme that worked well for us during the first six months was to identify companies with high-quality portfolios that trade at a large discount to NAV, such as the British Land Company and Rodamco North America.

     The negative currency performance continued to be a major drag on U.S. Dollar returns in 2001. The Euro lost 1000 basis points during the first six months of 2001 and the British Pound held up somewhat better with a 520 basis points loss. The Swedish Krona lost 1300 basis points on investor concerns about a slowing economy in the Nordic region, accelerated by weakness in the mobile phone and telecommunication markets (Ericsson and Nokia). The overall impact year-to-date in 2001 from currency effects on the stated returns for the SC-European Real Estate Shares was over -700 basis points.

     With the continued uncertainty about a pick-up in economic growth in the United States in 2002 and a full-scale corporate profit recession underway, we view Europe as an attractive region for real estate investment. The gross domestic product growth forecasts for Europe have been coming down since the beginning of the year, with many economists still predicting a 2% annual growth rate for both 2001 and 2002. The Euro lost almost 30% versus the U.S. Dollar over the last two and a half years and many economists currently view a neutral or positive currency impact as increasingly probable going forward. In order to avoid the impact of currency volatility between the Euro, British Pound and Swedish Krona, we will maintain more country

--------------------------------------------------------------------------------

     neutral weightings and will continue to concentrate on a bottom-up approach to identify securities with the highest total rate of return potential.

     In summary, we continue to believe that current market valuations represent an attractive alternative to uncertainties in the general equity markets. We focus on companies with strong balance sheets, high-quality real estate and attractive discounts to NAV. We favor companies with residential or retail concentrations, as we expect these sectors to outperform during the current corporate profit recession that is spreading quickly from the U.S. to Europe. We are also positioning ourselves to take advantage of the market's appetite for current income in uncertain equity markets. Particularly in the Netherlands, we find attractively priced real estate securities with dividend yields of up to 11%.

     We appreciate your continued support.

     Sincerely,



     /s/ Anthony R. Manno Jr.           /s/ Kenneth D. Statz

     Anthony R. Manno Jr.               Kenneth D. Statz

     President                          Managing Director

     FUND PERFORMANCE
--------------------------------------------------------------------------------

     The Fund's performance compared to a frequently used performance benchmark is shown below.

     COMPARATIVE RETURNS

     Average Annual Total Returns
     Period Ended June 30, 2001

                                                                Since inception
                                      Year-to-Date   One-Year  (6/30/98-6/30/01)

     SC-European Real Estate Shares      -1.03%       4.80%         3.85%
     Salomon  Smith Barney-              -1.94%       3.35         -0.53%
     European Property Index/1/

     Past performance is not indicative of future results. The performance of the above-referenced index does not include any fees or expenses, and the underlying portfolio of SC-European Real Estate Shares may differ from those of the index. (1) The Salomon Smith Barney European Property Index is a float-weighted index that includes 15 countries in Europe and the listed shares of all real estate companies with an available market capitalization (float) of at least $100 million.

     GROWTH OF A $10,000 INVESTMENT

     Period from June 30, 1998 to June 30, 2001

     CUMULATIVE VALUE OF $10,000 INVESTED
     ------------------------------------
                                          SSB-
                            SC-         European
                         European        Index1
                         --------        ------

     30-Jun-98           $10,000        $10,000
     July 1998           $10,020         $9,356
     August              $10,050         $8,933
     September           $10,210         $9,364
     October             $10,390         $9,102
     November            $10,340         $9,078
     December            $10,325         $9,160
     January 1999        $10,084         $8,933
     February            $10,175         $9,156
     March               $10,712         $9,278
     April               $10,954         $9,511
     May                 $11,156         $9,656
     June                $11,165         $9,718
     July                $11,774        $10,198
     August              $11,825        $10,195
     September           $11,662        $10,026
     October             $11,235         $9,676
     November            $10,879         $9,528
     December            $10,750         $9,401
     January 2000        $10,185         $8,976
     February             $9,545         $8,447
     March               $10,236         $8,957
     April                $9,996         $8,868
     May                 $10,122         $8,943
     June                $10,688         $9,522
     July                $10,509         $9,599
     August              $10,740         $9,612
     September           $10,519         $9,523
     October             $10,067         $9,022
     November            $10,446         $9,320
     December            $11,316        $10,036
     January 2001        $11,665        $10,398
     February            $12,014        $10,392
     March               $11,191         $9,814
     April               $11,381        $10,019
     May                 $11,381         $9,978
     June                $11,200         $9,841

     Past performance is not indicative of future results.

     SECURITY CAPITAL EUROPEAN REAL ESTATE SHARES
     SCHEDULE OF INVESTMENTS-JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

     Shares                                                         Market Value
     ---------------------------------------------------------------------------
                  COMMON STOCKS - 96.0%
                  UNITED KINGDOM - 44.9%
       147,000    British Land Co., PLC                              $ 1,004,048
        79,500    Land Securities, PLC                                   978,529
       120,000    Slough Estates, PLC                                    582,191
        43,000    Grainger Trust, PLC                                    504,136
        80,000    Pillar Property, PLC                                   421,363
        58,900    Hammerson, PLC                                         398,155
        67,300    Development Securities, PLC                            369,637
        77,000    Shaftesbury, PLC                                       317,184
        65,000    Benchmark Group, PLC                                   255,395
                                                                     -----------
                                                                       4,830,638

                  FRANCE - 15.1%
        11,400    Unibail (Union du Credit-Bail Immobilier)              619,265
         5,000    Klepierre                                              444,911
         3,600    Gecina, SA                                             298,523
         9,600    Societe Fonciere Lyonnaise                             260,337
                                                                     -----------
                                                                       1,623,036

                  NETHERLANDS - 8.5%
        10,000    Rodamco North America, NV                              416,098
         6,500    Rodamco Europe, NV                                     242,371
         6,500    Haslemere, NV                                          260,273
                                                                     -----------
                                                                         918,742

                  SPAIN - 8.1%
        75,000    Vallerhermoso, SA                                      478,597
        27,630    Metrovacesa, SA                                        393,373
                                                                     -----------
                                                                         871,970

                  SWEDEN - 5.9%
        18,000    Tornet Fastighets, AB                                  240,872
        21,300    Castellum, AB                                          209,611
        18,000    Drott, AB                                              187,896
                                                                     -----------
                                                                         638,379

                  FINLAND - 4.2%
       104,600    Sponda Oyj                                             449,421

                  IRELAND - 3.7%
        60,400    Green Property, PLC                                    399,251

                  GERMANY - 3.1%
        28,063    IVG Holding, AG                                        338,893

                  ITALY - 2.5%
       590,000    Beni Stabili, S.p.A.                                   271,997

                  Total common stocks                                -----------
                  (cost $10,309,737)/1/                              $10,342,327

                     See notes to the financial statements.

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     SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     Principal
     Amount                                                                              Market Value
     ------------------------------------------------------------------------------------------------
                  SHORT-TERM INVESTMENTS - 4.0%
      $177,000    Agreement with State Street Bank and Trust Company, 1.750%, dated 6/29/2001, to be repurchased at $177,026, on 07/02/2001, collateralized by $170,000 U.S. Treasury Note, 6.125% maturing
                  on 8/15/2007 (market value $182,538)                                    $   177,000

       250,000    United States Treasury Bill, 3.1000%, 7/19/2001                             249,613
                                                                                          -----------

                  Total short-term investments (cost $426,613)                                426,613

                                                                                          ===========
                  Total investments - 100.0% (cost $10,736,350)                            10,768,940

                  Other assets in excess of liabilities - 0.0%                                  1,693
                                                                                          -----------

                  Net assets - 100.0%                                                     $10,770,633
                                                                                          ===========

     1 Percentages of long-term investments are presented in this schedule by country. Percentages of long-term investments by industry are as follows: Diversified 58.9%, Office 8.9%, Regional Malls 8.5%, Shopping Centers 6.8%, Industrial 5.4%, Real Estate Services 4.7% and Hotel 2.8%.

                     See notes to the financial statements.

          SECURITY CAPITAL EUROPEAN REAL ESTATE SHARES
          STATEMENT OF ASSETS AND LIABILITIES-JUNE 30, 2001
          (UNAUDITED)
--------------------------------------------------------------------------------

          ASSETS:

               Investments, at market value
               (cost $10,736,350)                                                        $ 10,768,940
               Foreign currency (cost $9,942)                                                   9,977
               Dividend and interest receivable                                                39,658
               Receivable from investment adviser                                              12,168
               Other assets                                                                    28,141
                                                                                         ------------
               Total assets                                                                10,858,884
                                                                                         ------------

          LIABILITIES:

               Payable to distributor                                                           2,259
               Accrued expenses and other liabilities                                          85,992
                                                                                         ------------
               Total liabilities                                                               88,251
                                                                                         ------------
                   Net assets                                                            $ 10,770,633
                                                                                         ------------



          NET ASSETS CONSIST OF:

               Capital stock                                                             $ 11,008,446
               Undistributed net investment income                                             32,984
               Accumulated undistributed net realized loss on investments
                and foreign currency transactions                                            (301,990)
               Net unrealized appreciation on investments and foreign currency                 31,193
                                                                                         ------------
                   Total Net assets                                                      $ 10,770,633
                                                                                         ------------

               Shares outstanding (50,000,000 shares of $0.01 par value authorized)         1,026,823
               Net asset value and redemption price per share                            $      10.49
                                                                                         ------------

                     See notes to the financial statements.
                                                                               6

          SECURITY CAPITAL EUROPEAN REAL ESTATE SHARES
          STATEMENT OF OPERATIONS-SIX MONTHS ENDED JUNE 30, 2001
          (UNAUDITED)
--------------------------------------------------------------------------------

          INVESTMENT INCOME:
               Dividend income/1/                                                  $   226,143
               Interest income                                                           9,034
                                                                                   -----------
               Total investment income                                                 235,177
                                                                                   -----------

          EXPENSES:
               Investment advisory fee                                                  47,173
               Distribution expense                                                     13,874
               Administration fee                                                        1,110
               Sub-administration fee                                                   39,563
               Transfer agent, custody and accounting costs                             60,072
               Federal and state registration                                            2,505
               Professional fees                                                        28,584
               Shareholder reports and notices                                           2,358
               Directors' fees and expenses                                             13,684
               Other                                                                     3,165
                                                                                   -----------
               Total expenses before reimbursement                                     212,088
                                                                                   -----------
               Less: Reimbursement from adviser                                       (131,517)
                                                                                   -----------
               Net expenses                                                             80,571
                                                                                   -----------
                   Net investment income                                               154,606
                                                                                   -----------

          REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
               Net realized gain on investments                                        117,902
               Net realized loss foreign currency transactions                         (29,056)
               Change in unrealized depreciation on investments
                and foreign currency                                                  (359,465)
                                                                                   -----------
               Net realized and unrealized loss on investments                        (270,619)
                                                                                   -----------
                   Net decrease in net assets resulting from operations            $  (116,013)
                                                                                   -----------

          Net of foreign withholding taxes of $32,265.



                     See notes to the financial statements.
                                                                               7

     SECURITY CAPITAL EUROPEAN REAL ESTATE SHARES
     STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                               Six months ended
                                                                 June 30, 2001        Year ended
                                                                  (unaudited)        Dec. 31, 2000
     ---------------------------------------------------------------------------------------------
     OPERATIONS:
          Net investment income                                $     154,606        $    138,222
          Net realized gain (loss) on investments                    117,902             (82,034)
          Net realized loss on foreign currency transactions         (29,056)            (44,657)
          Change in unrealized appreciation (depreciation)
           on investments                                           (359,465)            532,526
                                                               ---------------------------------
          Net increase (decrease) in net assets
           resulting from operations                                (116,013)            544,057

     CAPITAL SHARE TRANSACTIONS:
          Proceeds from shares sold                                    7,500              14,000
          Shares issued to holders in reinvestment
           of dividends                                                  170                  80
          Cost of shares redeemed                                     (2,259)            (59,919)
                                                               ---------------------------------
          Net increase (decrease) in net assets from
           capital share transactions                                  5,411             (45,839)

     DISTRIBUTIONS TO SHAREHOLDERS:
          From net investment income                                (120,364)            (78,197)
                                                               ---------------------------------
          Total distributions                                       (120,364)            (78,197)

           Total increase (decrease) in net assets                  (230,966)            420,021

     NET ASSETS:
          Beginning of period/1/                                  11,001,599          10,581,578
                                                               ---------------------------------
          End of period/2/                                     $  10,770,633        $ 11,001,599
                                                               =================================

     1 Including distributions in excess of net investment income of $1,258 for the year ended December 31, 2000.
     2 Including undistributed net investment income of $32,984 for the period ended June 30, 2001.

                     See notes to the financial statements.

     SECURITY CAPITAL EUROPEAN REAL ESTATE SHARES
     FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                      Six months ended
                                                        June 30, 2001      Year ended     Year ended       Period ended
                                                        (Unaudited)      Dec. 31, 2000   Dec. 31, 1999   Dec. 31, 1998/1/
                                                      -------------------------------------------------------------------
     For a share outstanding for each period:
     Net asset value, beginning of period                     $10.72         $  10.26       $  10.28           $  10.00
                                                      -----------------------------------------------------------------
     Income from investment operations:
       Net investment income                                    0.15             0.14           0.20               0.04
       Net realized and unrealized gain (loss)
         on investments and foreign
         currency transactions                                 (0.26)            0.40           0.23               0.28
                                                      -----------------------------------------------------------------

       Total from investment operations                        (0.11)            0.54           0.43               0.32
                                                      -----------------------------------------------------------------

     Less distributions:
       Dividends from net investment income                    (0.12)           (0.08)         (0.17)             (0.02)
       Dividends in excess of net investment income               --               --             --              (0.02)
       Dividends from net realized gains                          --               --          (0.28)                --
                                                      -----------------------------------------------------------------
       Total distributions                                     (0.12)           (0.08)         (0.45)             (0.04)
                                                      -----------------------------------------------------------------
     Net asset value, end of period                           $10.49         $  10.72       $  10.26           $  10.28
                                                      -----------------------------------------------------------------
     Total return                                              (1.03%)/2/       25.27%          4.12%              3.25%/2/

     Supplemental data and ratios:
       Net assets, end of period ($000)                      $10,771         $ 11,002       $ 10,582           $  6,071
       Ratio of expenses to average net assets/3/               1.45%/4/        41.45%          1.45%              1.45%/4/
       Ratio of net investment income to
         average net assets/3/                                  2.79%/4/        41.37%          1.84%              1.32%/4/

     Portfolio turnover rate                                   32.59%           94.35%         61.37%                --%

    /1/ Fund commenced operations June 30, 1998.
    /2/ Not annualized.
    /3/ Without voluntary expense reimbursements of $131,517 for the six months ended June 30, 2001, $299,721 and $337,352 for the years ended December 31, 2000, and 1999, and $155,345 for the period ended December 31, 1998, the ratios of expenses to average net assets would have been 3.82%, 4.41%, 4.32% and 9.66%, respectively, and the ratio of net investment income (loss) to average net assets would have been 0.42%, (1.60%), (1.03%) and (6.89%), respectively.
    /4/ Annualized.

                     See notes to the financial statements.

     SECURITY CAPITAL EUROPEAN REAL ESTATE SHARES
     NOTES TO THE FINANCIAL STATEMENTS-JUNE 30, 2001
     (UNAUDITED)
--------------------------------------------------------------------------------

     1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

          Security Capital European Real Estate Shares (the "Fund") is a non-diversified investment portfolio of Security Capital Real Estate Mutual Funds Incorporated ("SC-REMFs"), which is an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), and is a Maryland corporation. SC-REMFs is comprised of two investment portfolios, the Fund and Security Capital U.S. Real Estate Shares. The Fund commenced operations on June 30, 1998.

          Effective February 1, 2000, the Class R shares of the Fund were combined with the Class I shares of the Fund with the surviving class being known as Security Capital European Real Estate Shares. There were no Class R shares outstanding at the time of the conversion.

          The following is a summary of significant accounting policies consistently followed by the Fund.

          a) Investment Valuation -- Each day securities are valued at the last sales price from the principal exchange on which they are traded. Securities that have not traded on the valuation date, or securities for which sales prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values determined by, or under the direction of, the Board of Directors' Valuation Committee. Temporary cash investments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

          b) Federal Income Taxes -- No provision for federal income taxes has been made since the Fund has complied to date with the provisions of the Internal Revenue Code available to regulated investment companies and intends to continue to so comply in future years and to distribute investment company net taxable income and net capital gains to shareholders. As of December 31, 2000, The Fund has a realized capital loss carryforward, for Federal income tax purposes, of $266,228 (expires December 31, 2008), available to be used to offset future realized capital gains. As of December 31, 2000, the Fund has elected for Federal income tax purposes to defer a $58,067 current year post October capital loss and an $1,258 current year post October currency loss as though the losses were incurred on the first day of the next fiscal year.

          c) Distributions to Shareholders -- Dividends from net investment income are declared and paid quarterly. The Fund intends to distribute net realized capital gains, if any, at least annually, although the Fund's Board of Directors may in the future decide to retain realized capital gains and not distribute them to shareholders.

          Distributions will automatically be paid in full and fractional shares of the Fund based on the net asset value per share at the close of business on the payable date unless the shareholder has elected to have distributions paid in cash.

          The characterization of shareholder distributions for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in-capital, depending on the type of book/tax differences that may exist. Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified to capital stock.

          d) Foreign Currency -- The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments securities and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses, not relating to securities, which result from changes in foreign currency exchange rates have been included in the unrealized appreciation (depreciation) of foreign currency. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment security transactions and foreign currency

     (UNAUDITED)
--------------------------------------------------------------------------------

     transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on investment securities sold.

     e) Repurchase Agreements -- The Fund may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines approved by the Board of Directors. In a repurchase agreement, a fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. If the seller is unable to make timely repurchase, the Fund's expected proceeds could be delayed, or the Fund could suffer a loss in principal or current interest, or incur costs in liquidating the collateral.

     f) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     g) Other -- Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from investment transactions, using the specific identification method for both financial reporting and federal income tax purposes, by comparing the original cost of the security lot sold with the net sales proceeds. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis.

     In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. Security Capital Research & Management Incorporated, formerly Security Capital Global Capital Management Group Incorporated, does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

2.   CAPITAL SHARE TRANSACTIONS

     Transactions in shares of the Fund were as follows:

     Six Months Ended June 30, 2001:
     ---------------------------------------------------------------------------------------------------
                                                                             Amount              Shares
                                                                         -------------------------------
        Shares sold                                                      $       7,500              675
        Shares issued to holders in reinvestment of dividends                      170               16
        Shares redeemed                                                         (2,259)            (215)
                                                                         -------------------------------
        Net decrease                                                     $       5,411              476
                                                                         -------------------------------
     Year Ended December 31, 2000:
     ---------------------------------------------------------------------------------------------------
                                                                             Amount              Shares
                                                                         -------------------------------
        Shares sold                                                      $      14,000            1,495
        Shares issued to holders in reinvestment of dividends                       80                8
        Shares redeemed                                                        (59,919)          (6,474)
                                                                         -------------------------------
        Net decrease                                                     $     (45,839)          (4,971)
                                                                         -------------------------------

     (UNAUDITED)
--------------------------------------------------------------------------------

3.   INVESTMENT TRANSACTIONS

     The aggregate purchases and sales of long-term investments by the Fund for the period ended June 30, 2001, were $3,785,778 and $3,431,454 respectively.

     At June 30, 2001, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

        Appreciation                        $ 462,999
        (Depreciation)                       (430,409)
                                            ---------
        Net appreciation on investments     $  32,590
                                            ---------

     At June 30, 2001, the cost of investments for federal income tax purposes was $10,736,350.

4.   INVESTMENT ADVISORY AND OTHER AGREEMENTS

     SC-REMFs has entered into an Investment Advisory Agreement with Security Capital Research & Management Incorporated ("SC-R&M"), formerly Security Capital Global Capital Management Group Incorporated, an indirect, wholly owned subsidiary of Security Capital Group Incorporated ("Security Capital"). Pursuant to the Advisory Agreement, SC-R&M is entitled to receive a management fee, calculated daily and payable monthly, at the annual rate of 0.85% as applied to the Fund's average daily net assets.

     SC-R&M voluntarily agrees to reimburse its management fee and other expenses to the extent that total operating expenses (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed the annual rate of 1.45% of the average net assets, computed on a daily basis, for the year ended December 31, 2001.

     SC-R&M also serves as the Fund's administrator. SC-R&M charges the Fund an administrative fee calculated daily and payable monthly, at the annual rate of 0.02% of the Fund's average daily net assets.

     State Street Bank and Trust Company ("State Street"), a publicly held bank holding company, serves as sub-administrator, custodian, and accounting services agent for the Fund. Sub-administration, custodian, and accounting services will be charged by State Street according to contractual fee schedules agreed to by the Fund.

     Boston Financial Data Services, Inc. ("BFDS"), a privately held company and an affiliate of State Street, serves as transfer agent for the Fund. Transfer agent services will be charged by BFDS according to contractual fee schedules agreed to by the Fund.

5.   CONCENTRATION OF RISKS

     The Fund will invest a substantial portion of its assets in publicly-traded real estate companies organized principally in European nations. The Fund may be subject to risks similar to those associated with the direct ownership of real estate (in addition to securities market risks) because of its policy of concentration in the securities of companies in the real estate industry. Such risks include declines in the value of real estate, risks related to general and local economic conditions, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in real estate taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to customers and changes in interest rates.

     The Fund will invest primarily in foreign securities. Substantial risks are involved when investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. There is the possibility of expropriation, nationalization, or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to

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     NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
     (UNAUDITED)
--------------------------------------------------------------------------------

     investments in foreign nations, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), foreign investment controls on daily stock market movements, default in foreign government securities, political or social instability, or diplomatic developments which could affect investments in securities of issuers in foreign nations. In addition, in many countries there is less publicly available information about issuers than is available in reports about companies in the U.S. Foreign companies are generally not subject to the same accounting and auditing and financial reporting standards as those for U.S. Companies, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. The Fund may encounter difficulties or be unable to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts.

     Also most foreign countries withhold portions of income and dividends at the source requiring investors to reclaim taxes withheld.

     The securities of some foreign companies and foreign securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets.

     The foregoing discussion is general in nature and is subject to the risk considerations described in the Fund's Prospectus and Statement of Additional Information.

6.   DISTRIBUTION AND SERVICING PLANS

     The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act ("Distribution Plan"). Under the Plan, the Fund pays to Macquarie Capital Partners LLC, an affiliate of Security Capital, in its capacity as principal distributor of the Fund's shares (the "Distributor"), a monthly distribution fee equal to, on an annual basis, 0.25% of the value of the Fund's average daily net assets.

     The Distributor may use the fee for services performed and expenses incurred by the Distributor in connection with the distribution of the Fund's respective shares and for providing certain services to shareholders. The Distributor may pay third parties in the respect of these services such amounts as it may determine. For the period ended June 30, 2001, the Fund has made payments totaling $13,844 as required by the adopted Plans.

7.   PRINCIPAL SHAREHOLDERS

     As of June 30, 2001, SC Realty Incorporated, a wholly-owned subsidiary of Security Capital, owned 99.9% of the Fund's total outstanding shares.

DIRECTORS

Anthony R. Manno Jr.
Chairman and President
Security Capital Real Estate Mutual Funds Incorporated

Robert H. Abrams
Founding Director Program in Real Estate
Cornell University

Trustee Emeritus and Presidential Counselor
Cornell University

Stephen F. Kasbeer
Former Senior Vice President for
Administration and Treasurer
Loyola University Chicago

Director
Endowment Realty, Inc.

Member
University of San Diego Investment Committee

George F. Keane
President Emeritus
The Commonfund Group

Director
The Northern Trust Company of Connecticut
Nicholas Applegate

OFFICERS

Anthony R. Manno Jr.
Director, Chairman and President

Kenneth D. Statz
Managing Director

Kevin W. Bedell
Senior Vice President

Alexander K. Daggett
Vice President - Client Services

Jeffrey C. Nellessen
Vice President, Treasurer and Assistant Secretary

David T. Novick
Vice President and Secretary

Michael J. Heller
Assistant Treasurer

INVESTMENT MANAGEMENT TEAM

Anthony R. Manno Jr.
Director, Chairman and President

Kenneth D. Statz
Managing Director

Kevin W. Bedell
Senior Vice President

Bernard Krieg
Associate

David T. Cheng
Analyst

Matthew D. Hansen
Securities Trader

INVESTMENT ADVISER

Security Capital Research &
Management Incorporated
11 South LaSalle Street, Second Floor
Chicago, Illinois  60603
1-888-SECURITY

TRANSFER AGENT

Boston Financial Data Services, Inc.
P.O. Box 8121
Boston, Massachusetts  02266-8121
1-800-409-4189

INDEPENDENT PUBLIC ACCOUNTANTS

Arthur Andersen LLP
33 West Monroe Street
Chicago, Illinois  60603

LEGAL COUNSEL

Mayer, Brown & Platt
1675 Broadway
New York, New York  10019

                                     [LOGO]
                                SECURITY CAPITAL

                11 South LaSalle Street, Chicago, Illinois 60603
                                 1-888-SECURITY
                            www.securitycapital.com